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                                                                   EXHIBIT 23(F)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
FRE, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             Nelson & Company


Gold River, California
January 21, 1997